[logo]
                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Mid Cap Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Mid Cap Value Fund (formerly Pioneer Mid-Cap Value Fund) dated December 7, 2001 (and to all references to our firm) included in or made a part of Pioneer Mid Cap Value Fund's Post-Effective Amendment No. 18 and Amendment No. 19 to Registration Statement File Nos. 33-34801 and 811-06106, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
February 27, 2002